UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2016

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously disclosed, Unilife Corporation (the “Company”) is required to file audited financial statements with the Australian Securities Exchange (the “ASX”) no later than September 30, 2016 (the “ASX Deadline”). The Company will not be able to file such audited financial statements by the ASX Deadline. As a result, pursuant to ASX rules, trading in the Company’s CHESS Depositary Interests (“CDIs”) on the ASX will be suspended prior to the opening of trading on the ASX on October 3, 2016, or earlier if ASX accepts the Company’s request for an immediate voluntary suspension of trading. Such trading in Australia will not resume until the Company files its audited financial statements with the ASX.

On September 29, 2016, The NASDAQ Stock Market LLC (“NASDAQ”) informed the Company that at this time NASDAQ does not intend to halt trading of the Company’s common stock on NASDAQ following a suspension of trading of the Company’s CDIs on the ASX.

On September 29, 2016, the Company issued a press release regarding the matters set forth in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to our management. Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K, those described in the “Risk Factors” set forth in our prospectus supplement, dated as of and filed with the SEC on February 22, 2016, those described from time to time in other reports which we file with SEC, and other risks and uncertainties including, without limitation: the developments disclosed in this report; negative reactions from the Company’s creditors, stockholders, strategic partners or customers to the audited financial information that the Company ultimately files with the ASX; the Company’s ability to comply with or obtain waivers under the Company’s debt instruments; and

the impact of a suspension of trading of the Company’s CDIs on the ASX; that the Company’s common stock will be delisted from trading on NASDAQ; and the financial impact to the Company as a result of the foregoing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release, dated September 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: September 29, 2016	By:	/s/ John Ryan
Name: John Ryan
Title: President and Chief Executive Officer

5